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                                                                      EXHIBIT 21



                    ALBERTO-CULVER COMPANY AND SUBSIDIARIES

                         Subsidiaries of the Registrant



                                                                                     State or
                                                                                       Other
                                                                                   Jurisdiction
                                                                                        of
         Subsidiary                                                                Incorporation
         ----------                                                                -------------
Alberto-Culver (Australia) Pty. Ltd.                                                Australia
Alberto-Culver Canada, Inc.                                                         Canada
Alberto-Culver Company (U.K.), Limited                                              United Kingdom
Alberto-Culver de Mexico, S.A. de C.V.                                              Mexico
Alberto-Culver International, Inc.                                                  Delaware
Alberto-Culver (P.R.), Inc.                                                         Delaware
Alberto-Culver USA, Inc.                                                            Delaware
BDM Grange, Ltd.                                                                    New Zealand
Cederroth Holding B.V.                                                              Holland
Cederroth International AB                                                          Sweden
CIFCO, Inc.                                                                         Delaware
Indola Cosmetics, B.V.                                                              The Netherlands
Indola SpA                                                                          Italy
Sally Beauty Company, Inc.                                                          Delaware



Subsidiaries of the company omitted from the above table, considered in the aggregate, would not be considered significant.